SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                _______________

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934


      Date of Report (date of earliest event reported): November 14, 2000


                         LEHMAN BROTHERS HOLDINGS INC.
              (Exact Name of Registrant as Specified in Charter)

                                   Delaware
                (State or Other Jurisdiction of Incorporation)

                                    1-9466
                           (Commission File Number)

                                  13-3216325
                     (I.R.S. Employer Identification No.)

                 3 World Financial Center, New York, NY 10285
              (Address of principal executive offices)(Zip Code)

                                (212) 526-7000
             (Registrant's Telephone Number, Including Area Code)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

          (c)  Exhibits

          The following Exhibits are incorporated be reference into Registration Statement on Form S-3 No. 33-53651 as exhibits thereto and are filed as part of this Report.

   Exhibit No.                           Description
   -----------                           -----------

     4.01 Calculation Agency Agreement, dated as of November 14, 2000, between Lehman Brothers Holdings Inc. (the "Corporation") and Lehman Brothers Inc., as calculation agent, relating to the Corporation's Notes Due November 14, 2007, Performance Linked to Pfizer Inc. (PFE) Common Stock.

     4.02 Calculation Agency Agreement, dated as of November 14, 2000, between the Corporation and Lehman Brothers Inc., as calculation agent, relating to the Corporation's Notes Due November 14, 2007, Performance Linked to Marsh & McLennan Companies, Inc. (MMC) Common Stock.

     4.03 Global Security representing $13,000,000 aggregate principal amount of the Corporation's Notes Due November 14, 2007, Performance Linked to Pfizer Inc. (PFE) Common Stock.

     4.04 Global Security representing $13,000,000 aggregate principal amount of the Corporation's Notes Due November 14, 2007, Performance Linked to Marsh & McLennan Companies, Inc. (MMC) Common Stock.
















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

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Corporation has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         LEHMAN BROTHERS HOLDINGS INC.



                                    By:     /s/ Barrett S. DiPaolo
                                         -------------------------------------
                                         Barrett S. DiPaolo
                                         Vice President

Date: November 14, 2000
































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

                                 EXHIBIT INDEX

   Exhibit No.                           Description
   -----------                           -----------

     4.01 Calculation Agency Agreement, dated as of November 14, 2000, between Lehman Brothers Holdings Inc. (the "Corporation") and Lehman Brothers Inc., as calculation agent, relating to the Corporation's Notes Due November 14, 2007, Performance Linked to Pfizer, Inc. (PFE) Common Stock.

     4.02 Calculation Agency Agreement, dated as of November 14, 2000, between the Corporation and Lehman Brothers Inc., as calculation agent, relating to the Corporation's Notes Due November 14, 2007, Performance Linked to Marsh & McLennan Companies, Inc. (MMC) Common Stock.

     4.03 Global Security representing $13,000,000 aggregate principal amount of the Corporation's Notes Due November 14, 2007, Performance Linked to Pfizer, Inc. (PFE) Common Stock.

     4.04 Global Security representing $13,000,000 aggregate principal amount of the Corporation's Notes Due November 14, 2007, Performance Linked to Marsh & McLennan Companies, Inc. (MMC) Common Stock.






















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